American Century Municipal Trust Prospectus Supplement Tax-Free Bond Fund
Supplement dated September 1, 2010 ¡ Prospectus dated March 1, 2010

All changes are effective November 1, 2010 unless otherwise noted.

Tax-Free Bond Fund will be renamed Intermediate-Term Tax-Free Bond Fund.

The following replaces the second sentence of the first paragraph under Principal Investments, Principal Risks and Performance in the Fund Summary on page 3.

The fund’s weighted average maturity will be not less than three years nor more than ten years. However, there is no maturity limit on individual securities.

The following is added after the second call-out definition under the section What are the funds’ principal investment strategies? on page 6.

The fund’s weighted average maturity will be not less than three years nor more than ten years. However, there is no maturity limit on individual securities. The portfolio managers actively manage the fund’s portfolio, seeking to manage the interest rate risk and credit risk assumed by the fund.

Weighted average maturity (WAM) is a method for comparing portfolios of bonds by calculating the average time until full maturity weighted by the market value of the principal amount to be paid. A fund that contains a large proportion of bonds with significant periods of time remaining on their maturity terms will have a longer WAM, while the WAM will be shorter for a fund that contains more bonds close to maturity.

Effective August 1, 2010, the fund’s benchmark was changed from the Barclays Capital 5 Year General Obligation Index to the Barclays Capital 7 Year Municipal Bond Index.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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